Acquisition	12 Months Ended
Dec. 31, 2024
Business Combination [Abstract]
Mergers, Acquisitions and Dispositions Disclosures	Acquisitions and Divestitures
On February 24, 2022, we completed our acquisition of a majority and controlling share of Thinx Inc. (“Thinx”), an industry leader in the reusable period and incontinence underwear category, for total consideration of $181. We previously accounted for our ownership interest in Thinx as an equity method investment, but upon increasing our ownership to 58%, we began consolidating the operations of Thinx into our consolidated financial statements at the end of the first quarter of 2022.
In the first quarter of 2023, we delivered a redemption notice to the third-party minority owner with respect to a portion of the remaining common securities of Thinx. The redemption closed in the second quarter of 2023, and we acquired additional ownership of Thinx for $48, increasing our controlling ownership to 70%. As part of the completion of a negotiated final redemption, we acquired the remaining 30% ownership of Thinx for $47 in the fourth quarter of 2023. As the purchase of additional ownership in an already controlled subsidiary represents an equity transaction, no gain or loss was recognized in consolidated net income or comprehensive income. The following table discloses the effect of the change in the ownership interest between us and the previous noncontrolling interest:

Year Ended December 31, 2023
Net income attributable to Kimberly-Clark Corporation	$1,764
Increase in Kimberly-Clark Corporation's additional paid-in capital for purchase of the remaining shares of Thinx(a)	87
Change in net income attributable to Kimberly-Clark Corporation and transfer to noncontrolling interests	$1,851
(a)    The acquisition of the remaining ownership of Thinx was recorded as a reduction in Redeemable Preferred Securities of Subsidiaries of $234, an increase to retained earnings of $52, an increase to additional paid-in capital of $87, and a reduction of cash of $95.
Divestitures
On July 1, 2024, we completed the sale transaction that was announced on April 7, 2024, of the personal protective equipment ("PPE") business for total consideration of $635, including the initial purchase price of $640 less working capital and other closing adjustments of $5. The transaction included Kimtech branded products, such as gloves, apparel and masks, and KleenGuard branded products, such as gloves, apparel, respirators and eyewear, which serve a variety of scientific and industrial industries globally. Upon closure of the transaction, a pre-tax gain of $566 ($453 after-tax) was recognized in Other (income) and expense, net. This gain is net of transaction costs of $14 that were determined to be directly attributable to the sale transaction.
On June 1, 2023, we completed the sale of our Neve tissue brand and related consumer and professional tissue assets in Brazil for $212, including the base purchase price of $175 and working capital and other closing adjustments of $37. This transaction also included a licensing agreement to allow the acquirer to manufacture and market in Brazil the Kleenex, Scott and Wypall brands to consumers and professional customers for a period of time. Upon closure of the transaction, a gain of $74 pre-tax was recognized in Other (income) and expense, net. We incurred divestiture-related costs of $30 pre-tax, which were recorded in Cost of products sold and Marketing, research and general expenses, resulting in a net benefit of $44 pre-tax ($26 after-tax).